                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          --------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 18, 1995


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1996-A
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                 1-8916                41-1807858
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission            (IRS employer
of incorporation)                file number)         identification No.)




1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:    (612) 293-3400
                                                    ----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On January 26, 1996 the Registrant sold approximately $431,146,642 of Class A and Class B Certificates (the "Certificates") of Green Tree Recreational, Equipment & Consumer Trust 1996-A, evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of retail installment sales contracts and promissory notes (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                  4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Trust National Association, as Trustee, dated as of January 1, 1996, relating to Green Tree Recreational, Equipment & Consumer Trust 1996-A.

                  4.2 Pledge Agreement between Green Tree RECS Guaranty Corporation, as Pledgor, First Bank National Association, as Collateral Agent and First Trust National Association, as Trustee, dated as of January 1, 1996, relating to Green Tree Recreational, Equipment & Consumer Trust 1996-A.

                  8.1        Opinion and Consent of Dorsey & Whitney P.L.L.P.
                             with respect to tax matters.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 26, 1996      GREEN TREE FINANCIAL CORPORATION
                               as originator of Green Tree Recreational, Equipment & Consumer Trust 1996-A



                             By: /s/ John W. Brink
                                 ---------------------------------------------
                                 John W. Brink
                                 Executive Vice President, Treasurer
                                 and Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit Number                                                   Page
--------------                                                   ----

4.1       Pooling and Servicing Agreement between Green Tree       5
          Financial Corporation, as Seller and Servicer, and
          First Trust National Association, as Trustee, dated as of January 1, 1996, relating to Green Tree
          Recreational, Equipment & Consumer Trust 1996-A

4.2       Pledge Agreement between Green Tree RECS Guaranty      126
          Corporation, as Pledgor, First Bank National
          Association, as Collateral Agent and First Trust
          National Association, as Trustee, dated as of January 1, 1996, relating to Green Tree
          Recreational, Equipment & Consumer Trust 1996-A

8.1       Opinion of Dorsey & Whitney P.L.L.P. with respect to   139
          tax matters